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                                                                   EXHIBIT 10.50

                                    GUARANTY

            THIS GUARANTY (this "Guaranty"), dated as of September ___, 2005, is made by Emtec, Inc., a Delaware corporation (the "Guarantor") in favor of
_____________________.

                                   Background

            WHEREAS, the Guarantor is a Delaware corporation and indirect holder of all outstanding capital stock of Westwood Computer Corporation (the "Company"). The Company and the Holder are parties to that certain Subordinated Note, dated as of April 16, 2004 (the "Promissory Note"); and

            WHEREAS, pursuant to the Promissory Note, the Company agrees to pay to the Holder the principal amount of $_________; and

            WHEREAS, in connection with the transactions contemplated by that certain Merger Agreement by and among Guarantor, Emtec Viasub, LLC and Darr Westwood Technology Corporation dated as of July 14, 2005, the Guarantor has agreed to execute and deliver to the Holder a guaranty guaranteeing the obligations of the Holder under the Promissory Note; and

            WHEREAS, Guarantor has determined that (i) it will derive substantial direct and indirect benefit from the transactions contemplated by the Merger Agreement and (ii) it was and will be solvent both before and after giving effect to the transactions contemplated by the Merger Agreement and this Guaranty.

            NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained and intending to be legally bound, the Guarantor hereby agrees with the Holder as follows:

      Section 1. Definitions. All terms used in this Guaranty which are not otherwise defined herein shall have the meanings set forth in the Promissory Note.

      Section 2.   Guaranty.

                 (a) The Guarantor hereby irrevocably, absolutely and unconditionally, becomes surety for and guarantees the prompt payment, as and when due and payable, of all amounts now or hereafter owing in respect of the Promissory Note, whether for principal, interest, fees or otherwise, and the due performance and observance by the Company of its obligations now or hereafter existing in respect of the Promissory Note (the "Indebtedness").




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                 (b)   Payment by the Guarantor is due upon demand by the Holder
and is payable in immediately available funds in lawful money of the United States of America after the expiration of any available grace period provided herein or in the Promissory Note.

      Section 3.   Guarantor's Indebtedness Unconditional.

                 (a) Subject to the terms hereof, the Guarantor hereby guarantees that the Indebtedness will be paid strictly in accordance with the terms of the Promissory Note, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Holder with respect thereto. The liability of the Guarantor to the extent herein set forth shall be absolute and unconditional, irrespective of:
(i) any lack of validity or enforceability of the Promissory Note; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Indebtedness, or any other amendment or waiver of or consent to any departure from the Promissory Note; (iii) the absence of any action on the part of the Holder to obtain payment of the Indebtedness from the Company; (iv) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding in respect thereof of the Company or the Guarantor; or (v) the absence of notice or the absence of or any delay in any action to enforce any Indebtedness.

                 (b) This Guaranty (i) is a continuing limited guarantee and shall remain in full force and effect until the satisfaction in full of the Indebtedness; and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Indebtedness is rescinded or must otherwise be returned by the Holder upon the insolvency, bankruptcy or reorganization of the Company, or otherwise, all as though such payment had not been made.

      Section 4. Waivers. The Guarantor hereby waives (a) promptness and diligence; (b) notice of any actions taken by the Holder or the Company under the Promissory Note; and (c) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Indebtedness or of the obligations of the Guarantor to the extent herein set forth, the omissions of or delay in which, but for the provisions of this
Section 4, might constitute grounds for relieving the Guarantor of its obligations to the extent herein set forth.

      Section 5. Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation hereunder, by any payment made by it hereunder or otherwise, until such date on which all of the Indebtedness shall have been satisfied in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Indebtedness and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of the Holder, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Holder to be applied in whole of in part by the Holder against the Indebtedness, whether matured or unmatured, in accordance with the terms of the Promissory Note or any other agreement relating thereto. If the Guarantor shall make payment to the Holder of all or any portion of the Indebtedness and all of the Indebtedness shall be paid in full, the Holder will, at the Guarantor's request, execute and deliver to the Guarantor (without recourse, representation or warranty) appropriate documents




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necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Indebtedness resulting from such payment by the Guarantor, such subrogation to be fully subject and subordinate, however, to the collection by the Holder of all other amounts due to the Holder by the Company under the Promissory Note.

      Section 6. Notices, Etc. Except as may be otherwise provided herein, any demand, notice, request or communication required or permitted hereunder upon or to the Guarantor or the Holder shall be deemed to have been sufficiently given or served for all purposes hereof if personally delivered, mailed by private overnight courier service, with postage prepaid, or mailed by certified mail, postage prepaid, return receipt requested, if to the Guarantor, Emtec, Inc., 11 Diamond Road, Springfield, NJ 07081, and if to the Holder, at its address specified in the Promissory Note. Any such notice shall be deemed given on the date delivered, if personally delivered, three (3) business days after mailing, if sent by certified mail, or the next business day after mailing, if sent by private overnight courier service with confirmed delivery.

      Section 7. Representations and Warranties. The Guarantor hereby represents and warrants to the Company and Holder (which representations and warranties shall survive the delivery of this Guaranty) that:

             (a) The Guarantor (i) is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business in each jurisdiction where because of the nature of its business or property such qualification is required except where the failure to be so qualified would not have a Material Adverse Effect (as defined below), (ii) has full power and authority to own its properties and assets and to carry on its business as now being conducted and as presently contemplated, and (iii) has full power and authority to execute and deliver, and perform its obligations under, this Guaranty.

             (b) The execution and delivery of, and performance by the Guarantor of its obligations under, the Guaranty are within its corporate power, have been duly authorized by all requisite action and do not and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, the corporate charter or by-laws of the Guarantor or any indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor pursuant to, any such indenture, agreement or instrument, except where such violation, conflict or default would not have a material adverse effect on the properties, assets or condition (financial or otherwise) of the Guarantor (hereinafter, a "Material Adverse Effect"). The Guaranty constitutes the valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, subject, however, to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and




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subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.

             (c) The Guarantor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency, or any other person or entity, in connection with or as a condition to the execution, delivery or performance of any of the Guaranty.

             (d) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency, including any arbitration board or tribunal, now pending or, to the knowledge of the Guarantor, threatened (nor is any basis therefor known to the Guarantor), (i) which questions the validity of any of the Guaranty, or any action taken or to be taken pursuant hereto or thereto, or (ii) against or affecting the Guarantor which, if adversely determined, either in any case or in the aggregate, would have a Material Adverse Effect.

             (e) The Guarantor is not a party to any agreement or instrument or subject to any corporate, partnership or other restriction which could have a Material Adverse Effect. The Guarantor is not in violation of any provision of its corporate charter or by-laws or any material indenture, agreement or instrument to which it is a party or by which it is bound or, to the best of the Guarantor's knowledge and belief, of any provision of law or any order, judgment or decree of any court or other governmental authority.

             (f) The Guarantor is solvent and, as of the date hereof, (i) able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (ii) does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature in their ordinary course, (iii) is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the Guarantor would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Guarantor is engaged or is to engage, (iv) of the reasonable understanding that the fair value of its property is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of the Guarantor and (v) of the reasonable understanding that the present fair saleable value of the assets of the Guarantor is not less than the amount that will be required to pay the probable liability of the Guarantor on its debts as they become absolute and matured (collectively, the foregoing conditions being hereinafter referred to as "Solvent"). The Guarantor's obligations under this Guaranty do not prevent the Guarantor from being Solvent; the Guarantor is not contemplating either the filing of a petition by the Guarantor under any state or federal bankruptcy or insolvency laws or the liquidating of all or a major portion of the Guarantor's property; and the Guarantor has no knowledge of any person contemplating the filing of any such petition against the Guarantor.

      Section 8.   Miscellaneous.




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                 (a)   No amendment of any provision of this Guaranty shall be
effective as to the Guarantor unless it is in writing and signed by the Guarantor and consented to by the Holder, and no waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 (b) No failure on the part of the Holder to exercise, and no delay in exercising any right hereunder or under the Promissory Note shall operate as a waiver thereof nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Holder provided herein and in the Promissory Note are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

                 (c) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                 (d) This Guaranty is a contract of suretyship and shall not be construed to be only a guaranty of collection and shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together will all rights and remedies of the Holder, to the benefit of the Holder and its respective successors, transferees and assigns.

                 (e) This Guaranty is intended by the Guarantor and the Holder as a final expression of the Guarantor's agreement to guarantee the Indebtedness and is intended also as a complete and exclusive statement of the terms of such agreement. No course of prior dealings between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used or relevant to supplement or explain or modify any term used in this Guaranty.

                 (f) This Guaranty shall be governed by and construed in accordance with the laws of the State of New Jersey.

      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date first written above.

                                        EMTEC, INC.


                                        By:________________________________
                                        Name:
                                        Title: